EXHIBIT 99.1

     Mortgage  Loans  consist of the Group I Mortgage  Loans,  which  consist of
fixed-rate  and  adjustable-rate,   first  lien,  fully-amortizing   residential
mortgage loans with  principal  balances that conform to Fannie Mae loan limits,
and  the  Group  II   Mortgage   Loans,   which   consist  of   fixed-rate   and
adjustable-rate,  first and second lien,  fully-amortizing  residential mortgage loans with  principal  balances  that may or may not  conform to Fannie Mae loan limits. On the Closing Date, the Mortgage Pool consisted of approximately 11,705
Mortgage Loans with an aggregate  Scheduled  Principal Balance as of the Cut-off
Date of approximately $2,200,000,305.17 consisting of approximately 10,145 Group
I Mortgage Loans with an aggregate Scheduled Principal Balance as of the Cut-off
Date  of  approximately  $1,551,132,618.12  and  approximately  1,560  Group  II
Mortgage Loans with an aggregate  Scheduled  Principal Balance as of the Cut-off
Date of approximately $648,867,687.05. The Mortgage Loans have original terms to maturity  ranging  from 10 years to 30  years.  All of the  Mortgage  Loans  are secured by first or second mortgages or deeds of trust or other similar security instruments  (each,  a "Mortgage").  The Mortgages  create first liens or second liens on one- to four-family  residential  properties  consisting of attached or detached one- to four-family  dwelling units,  individual  condominium units and manufactured housing (each, a "Mortgaged Property"). Approximately 99.70% of the
Mortgage Loans are secured by first liens on the related Mortgaged Property, and approximately  0.30% of the  Mortgage  Loans are secured by second  liens on the related Mortgaged Property.

     Each  Mortgage Loan accrues  interest at the fixed rate or adjustable  rate calculated as specified under the terms of the related  mortgage note (each such rate, a "Mortgage Rate").

     Approximately  29.39% of the Mortgage Loans are  fixed-rate  Mortgage Loans that have  Mortgage  Rates that are fixed for the life of the  related  Mortgage
Loan.

     Approximately  70.61% of the Mortgage  Loans are  adjustable-rate  Mortgage
Loans.  Each  adjustable-rate  Mortgage Loan accrues interest at a Mortgage Rate
that   adjusts   from  time  to  time  as  described   below.   Generally,   the
adjustable-rate  Mortgage  Loans  provide  for  semi-annual  adjustment  to  the
Mortgage Rate thereon and for  corresponding  adjustments to the monthly payment amount due thereon,  in each case on each  adjustment  date  applicable  thereto
(each such date, an "Adjustment Date");  provided, that the first adjustment for the  adjustable-rate  Mortgage  Loans will occur within an initial period of six months, in the case of approximately  0.27% of the Mortgage Loans, two years, in the case of approximately 68.74% of the Mortgage Loans, three years, in the case of  approximately  1.53% of the  Mortgage  Loans and five years,  in the case of approximately  0.07% of the Mortgage  Loans.  On each  Adjustment  Date for each adjustable-rate  Mortgage  Loan,  the Mortgage  Rate thereon will be adjusted to equal the sum,  rounded to the nearest or next  highest  multiple of 0.125%,  of
Six-Month LIBOR and a related fixed percentage  amount set forth in the mortgage note (the "Gross Margin").

     The Mortgage Rate on each  adjustable-rate  Mortgage Loan will not decrease or  increase  on the  first  related  Adjustment  Date  by  more  than a  stated
percentage  specified  in  the  related  mortgage  note  on  the  first  related
Adjustment  Date (the  "Initial  Periodic  Rate Cap") and will not  increase  or decrease by more than a stated percentage specified in the related mortgage note on any Adjustment  Date  thereafter (the  "Subsequent  Periodic Rate Cap").  The adjustable-rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of  approximately  1.059% per annum and a weighted average  Subsequent  Periodic
Rate  Cap of  approximately  1.000%  per  annum.  Each  Mortgage  Rate  on  each adjustable-rate  Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such  Mortgage Loan (the  "Maximum  Mortgage  Rate") or be less than a specified  minimum Mortgage Rate over the life of such Mortgage Loan (the
"Minimum  Mortgage Rate").  Effective with the first monthly payment due on each adjustable-rate  Mortgage Loan after each related  Adjustment  Date, the monthly payment  amount  will be  adjusted  to an amount  that will  amortize  fully the outstanding  Scheduled  Principal  Balance of the related Mortgage Loan over its remaining  term,  and pay interest at the Mortgage Rate as so adjusted.  None of the adjustable-rate  Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

     Approximately  61.74% of the  Mortgage  Loans  provide  for  payment by the
mortgagor  of  a  prepayment   charge  in  limited   circumstances   on  certain
prepayments.  Generally, each Mortgage Loan having a prepayment charge provision provides for payment of a prepayment  charge on certain partial  prepayments and prepayments  in full made  during the 36 months  from the first Due Date of such
Mortgage Loan. The amount of such  prepayment  charge is generally equal to: (a)
3% of the original  Principal  Balance of the Mortgage Loan if the prepayment is received  on or  before  the  first  anniversary  of the  first  Due Date of the
Mortgage Loan; (b) 2% of the original  Principal Balance of the Mortgage Loan if the prepayment is received after the first  anniversary of the first Due Date of the Mortgage Loan but on or before the second  anniversary of the first Due Date of the  Mortgage  Loan;  and (c) 1% of the  original  Principal  Balance  of the
Mortgage Loan if the prepayment is received after the second  anniversary of the first Due Date of the Mortgage  Loan but on or before the third  anniversary  of the first Due Date of the Mortgage Loan.

     Approximately  30.99% of the  Mortgage  Loans had  loan-to-value  ratios at origination  in excess of 80%. No  Mortgage  Loan had a  loan-to-value  ratio at origination in excess of 100%, and the weighted average  loan-to-value  ratio of the Mortgage Loans at origination was approximately 79.46%.

     All of the Mortgage Loans have a scheduled payment due each month (the "Due
Date") on the first day of the month.

     The weighted  average  remaining term to maturity of the Mortgage Loans was approximately  354 months as of the Cut-off Date. None of the Mortgage Loans had
a first Due Date prior to August 1, 2002 or after  August 1, 2003 or will have a remaining term to maturity of less than 118 months or greater than 360 months as of the Cut-off  Date.  The latest  maturity date of any Mortgage Loan is July 1,
2033.

The Group I Mortgage Loans

     The Group I Mortgage Loans consist of  approximately  10,145 Mortgage Loans and have an  aggregate  Scheduled  Principal  Balance as of the Cut-off  Date of
approximately  $1,551,132,618.12.  All of the Group I Mortgage Loans are secured by first liens on the related Mortgaged Property.

     Approximately  31.80% of the Group I Mortgage Loans are fixed-rate Mortgage
Loans,   and   approximately   68.20%  of  the  Group  I   Mortgage   Loans  are
adjustable-rate  Mortgage Loans.  The first  adjustment for the  adjustable-rate
Group I Mortgage Loans will occur within an initial period of six months, in the case of  approximately  0.20% of the Group I Mortgage  Loans,  two years, in the case of approximately  66.39% of the Group I Mortgage Loans, three years, in the case of approximately 1.58% of the Group I Mortgage Loans and five years, in the case of approximately  0.04% of the Group I Mortgage Loans. The  adjustable-rate
Group I Mortgage  Loans have a weighted  average  Initial  Periodic  Rate Cap of approximately  1.064% per annum and a weighted average Subsequent  Periodic Rate
Cap of approximately 1.000% per annum.

     Approximately  61.78% of the Group I Mortgage  Loans provide for payment by the  mortgagor  of a  prepayment  charge in  limited  circumstances  on  certain prepayments.

     Approximately 31.35% of the Group I Mortgage Loans had loan-to-value ratios at  origination  in excess of 80%. No Group I Mortgage Loan had a  loan-to-value ratio at  origination in excess of 95%, and the weighted  average  loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 79.58%.

     The  weighted  average  remaining  term to maturity of the Group I Mortgage
Loans was  approximately  353 months as of the Cut-off Date. None of the Group I
Mortgage  Loans had a first Due Date prior to August 1, 2002 or after  August 1,
2003 or will  have a  remaining  term to  maturity  of less  than 118  months or greater than 360 months as of the Cut-off Date. The latest  maturity date of any
Group I Mortgage Loan is July 1, 2033.

     The average  Principal Balance of the Group I Mortgage Loans at origination was approximately  $153,074.47.  The average Scheduled  Principal Balance of the
Group I Mortgage Loans as of the Cut-off Date was approximately $152,896.27.  No
Group I Mortgage Loan had a Scheduled  Principal  Balance as of the Cut-off Date
greater than $612,418.36 or less than $19,857.67.

     The Group I Mortgage  Loans that have credit scores had a weighted  average credit score of  approximately  633. The credit  scores for the Group I Mortgage
Loans that have credit  scores  ranged from a minimum  credit  score of 432 to a maximum  credit  score of 809.  22 of the Group I Mortgage  Loans did not have a credit score, which represent approximately 0.12% of the Group I Mortgage Loans.

     The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date of not
less than 4.200% per annum and not more than  12.950% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.384% per annum as of the Cut-off Date.

     As of the Cut-off  Date,  the  adjustable-rate  Group I Mortgage  Loans had
Gross Margins ranging from 1.141% to 7.750%, Minimum Mortgage Rates ranging from
4.500% per annum to 12.950% per annum and Maximum  Mortgage  Rates  ranging from
10.500%  per  annum  to  18.950%  per  annum.   As  of  the  Cut-off  Date,  the
adjustable-rate  Group I Mortgage  Loans had a weighted  average Gross Margin of approximately  5.244%, a weighted average Minimum Mortgage Rate of approximately
7.562% per annum and a weighted  average Maximum  Mortgage Rate of approximately
13.570% per annum.  The first  Adjustment Date following the Cut-off Date on any adjustable-rate  Group I Mortgage  Loan will occur on November 1, 2003,  and the weighted  average time until the first  Adjustment Date for the  adjustable-rate
Group I Mortgage Loans following the Cut-off Date is approximately 23 months.

     The  Group  I  Mortgage   Loans  are   expected   to  have  the   following
characteristics  as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                         Scheduled Principal Balances as of the Cut-off Date of the Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
   Scheduled Principal Balance ($)           Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
        0.01 - 50,000.00...........                  598               $   24,397,388.29                   1.57%
   50,000.01 -100,000.00...........                2,541                  191,506,637.52                  12.35
  100,000.01 -150,000.00...........                2,313                  287,451,778.93                  18.53
  150,000.01 -200,000.00 ..........                1,924                  335,446,627.98                  21.63
  200,000.01 -250,000.00 ..........                1,355                  303,122,192.17                  19.54
  250,000.01 -300,000.00...........                1,008                  277,262,774.56                  17.87
  300,000.01 -350,000.00...........                  350                  109,857,587.04                   7.08
  350,000.01 -400,000.00...........                   44                   16,455,237.08                   1.06
  400,000.01 -450,000.00...........                    5                    2,080,839.87                   0.13
  450,000.01 -500,000.00...........                    5                    2,376,636.32                   0.15
  550,000.01 -600,000.00...........                    1                      562,500.00                   0.04
  600,000.01 -650,000.00...........                    1                      612,418.36                   0.04
                                         --------------------       --------------------         ---------------------
    Total..........................               10,145               $1,551,132,618.12                 100.00%
                                         ====================       ====================         =====================

------------------------

(1)  The average Scheduled Principal Balance as of the Cut-off Date of the Group
     I Mortgage Loans was approximately  $152,896.17.  The principal balances of all of the Group I Mortgage Loans conform to Fannie Mae loan limits.

                                      Original Terms to Maturity of the Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
        Original Term (months)               Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
120................................                    4               $      224,154.26                   0.01%
180................................                  428                   50,650,679.30                   3.27
240................................                   14                    1,229,145.12                   0.08
360................................                9,699                1,499,028,639.44                  96.64
                                         --------------------       --------------------         ---------------------
     Total..........................              10,145               $1,551,132,618.12                 100.00%
                                         ====================       ====================         =====================

------------------------

(1)  The  weighted  average  original  term to  maturity of the Group I Mortgage
     Loans was approximately 354 months.

                                     Remaining Terms to Maturity of the Group I Mortgage Loans(1)

                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
       Remaining Terms (months)              Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
118 - 120..........................                    4               $      224,154.26                   0.01%
171 - 180..........................                  428                   50,650,679.30                   3.27
231 - 240..........................                   14                    1,229,145.12                   0.08
341 - 350..........................                    5                      811,161.47                   0.05
351 - 360..........................                9,694                1,498,217,477.97                  96.59
                                         --------------------       --------------------         ---------------------
     Total..........................              10,145               $1,551,132,618.12                 100.00%
                                         ====================       ====================         =====================

------------------------

(1)  The  weighted  average  remaining  term to maturity of the Group I Mortgage
     Loans was approximately 353 months.

                                             Property Types of the Group I Mortgage Loans

                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
            Property Type                    Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
Single Family......................               7,311                $1,121,966,053.55                  72.33%
PUD(1).............................                 755                  125,753,782.37                    8.11
2-4 Units..........................                 688                  131,216,876.69                    8.46
Condominium........................                 580                   94,653,352.60                    6.10
Townhouse..........................                  26                    4,093,083.95                    0.26
Manufactured Housing...............                 785                   73,449,468.96                    4.74
                                         --------------------       --------------------         ---------------------
     Total..........................             10,145                $1,551,132,618.12                 100.00%
                                         ====================       ====================         =====================

------------------------

(1)  PUD refers to a home or "unit" in a Planned Unit Development.

                                           Occupancy Status of the Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
           Occupancy Status                  Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
Owner Occupied.....................               8,793                $1,389,786,613.36                  89.60%
Non-Owner Occupied.................               1,270                   149,645,701.37                   9.65
Second Home........................                  82                    11,700,303.39                   0.75
                                         --------------------       --------------------         ---------------------
     Total..........................             10,145                $1,551,132,618.12                 100.00%
                                         ====================       ====================         =====================

------------------------

(1)  Occupancy as represented by the mortgagor at the time of origination.

                                                 Purpose of the Group I Mortgage Loans

                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
               Purpose                       Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
Cash Out Refinance.................                4,708               $  718,381,643.53                  46.31%
Purchase...........................                4,256                  671,522,009.74                  43.29
Rate/Term Refinance................                1,181                  161,228,964.85                  10.39
                                         --------------------       --------------------         ---------------------
     Total..........................              10,145               $1,551,132,618.12                 100.00%
                                         ====================       ====================         =====================

                                    Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
     Original Loan-to-Value Ratio          Number of Initial           Balance as of the            Balance as of the
                 (%)                         Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
10.01 -  15.00.....................                    1               $       52,906.21                   0.00%
15.01 -  20.00.....................                    3                      136,325.27                   0.01
20.01 -  25.00.....................                   11                    1,040,298.93                   0.07
25.01 -  30.00.....................                   21                    2,052,977.38                   0.13
30.01 -  35.00.....................                   17                    1,657,373.40                   0.11
35.01 -  40.00.....................                   40                    4,435,620.83                   0.29
40.01 -  45.00.....................                   59                    7,147,299.80                   0.46
45.01 -  50.00.....................                   96                   12,429,656.62                   0.80
50.01 -  55.00.....................                  107                   14,088,603.35                   0.91
55.01 -  60.00.....................                  173                   23,058,618.32                   1.49
60.01 -  65.00.....................                  358                   50,296,115.20                   3.24
65.01 -  70.00.....................                  592                   80,256,084.56                   5.17
70.01 -  75.00.....................                  885                  119,464,650.27                   7.70
75.01 -  80.00.....................                4,627                  748,662,322.03                  48.27
80.01 -  85.00.....................                1,457                  207,224,864.13                  13.36
85.01 -  90.00.....................                1,433                  234,590,801.63                  15.12
90.01 -  95.00.....................                  265                   44,538,100.19                   2.87
                                         --------------------       --------------------         ---------------------
     Total..........................              10,145               $1,551,132,618.12                 100.00%
                                         ====================       ====================         =====================

------------------------

(1)  The weighted average original  loan-to-value  ratio of the Group I Mortgage
     Loans as of the Cut-off Date was approximately 79.58%.

                     Geographic Distribution of the Mortgaged Properties relating to the Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
               Location                      Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
Alabama............................                  148               $   12,997,703.55                   0.84%
Alaska.............................                   10                    1,333,647.05                   0.09
Arizona............................                  170                   22,989,588.91                   1.48
Arkansas...........................                   69                    5,419,218.17                   0.35
California.........................                3,577                  722,562,242.04                  46.58
Colorado...........................                  633                  104,340,489.42                   6.73
Connecticut........................                   59                    9,909,528.85                   0.64
Delaware...........................                    2                      320,915.35                   0.02
Florida............................                  477                   58,110,106.15                   3.75
Georgia............................                  217                   28,209,209.31                   1.82
Hawaii.............................                    1                      266,250.00                   0.02
Idaho..............................                   31                    3,519,132.50                   0.23
Illinois...........................                  512                   73,142,178.40                   4.72
Indiana............................                  102                    6,993,303.87                   0.45
Iowa...............................                   28                    2,609,966.26                   0.17
Kansas.............................                   25                    2,503,927.71                   0.16
Kentucky...........................                   36                    3,237,748.45                   0.21
Louisiana..........................                   96                    9,519,212.89                   0.61
Maine..............................                    3                      315,846.39                   0.02
Maryland...........................                   66                   11,260,720.32                   0.73
Massachusetts......................                   69                   14,962,321.36                   0.96
Michigan...........................                  255                   26,846,401.90                   1.73
Minnesota..........................                   83                   13,683,442.48                   0.88
Missouri...........................                  145                   13,054,090.14                   0.84
Montana............................                   79                   11,075,635.45                   0.71
Nebraska...........................                   34                    3,497,888.42                   0.23
Nevada.............................                   89                   12,398,139.53                   0.80
New Hampshire......................                    4                      602,300.42                   0.04
New Jersey.........................                   76                   14,591,921.89                   0.94
New Mexico.........................                   62                    6,901,768.21                   0.44
New York...........................                  183                   38,058,618.54                   2.45
North Carolina.....................                  232                   20,871,902.00                   1.35
North Dakota.......................                    4                      359,605.43                   0.02
Ohio...............................                  209                   19,963,090.12                   1.29
Oklahoma...........................                   67                    3,936,597.98                   0.25
Oregon.............................                  194                   29,052,060.60                   1.87
Pennsylvania.......................                  109                   11,811,479.59                   0.76
Rhode Island.......................                   28                    4,314,761.23                   0.28
South Carolina.....................                   87                    6,491,583.90                   0.42
South Dakota.......................                    4                      448,839.48                   0.03
Tennessee..........................                  148                   12,282,887.01                   0.79
Texas..............................                  972                   95,552,566.95                   6.16
Utah...............................                  137                   18,369,369.91                   1.18
Vermont............................                    2                      291,506.61                   0.02
Virginia...........................                   60                    8,808,597.53                   0.57
Washington.........................                  455                   72,322,681.32                   4.66
West Virginia......................                   11                    1,248,410.66                   0.08
Wisconsin..........................                   70                    8,124,880.06                   0.52
Wyoming............................                   15                    1,648,333.81                   0.11
                                         --------------------       --------------------         ---------------------
     Total..........................              10,145               $1,551,132,618.12                 100.00%
                                         ====================       ====================         =====================

------------------------

(1)  The  greatest  ZIP Code  geographic  concentration  of the Group I Mortgage
     Loans was approximately 0.58% in the 94565 ZIP Code.

                                           Documentation Level of the Group I Mortgage Loans

                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
         Documentation Level                 Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
Full Documentation                                 5,292               $  741,188,104.77                  47.78%
Stated Income Documentation                        4,741                  793,623,837.58                  51.16
Limited Documentation                                112                   16,320,675.77                   1.05
                                         --------------------       --------------------         ---------------------
     Total..........................              10,145               $1,551,132,618.12                 100.00%
                                         ====================       ====================         =====================

                                              Credit Grade for the Group I Mortgage Loans

                                                                                                      % of Aggregate
                                                                       Scheduled Principal          Scheduled Principal
                                            Number of Initial           Balance as of the            Balance as of the
             Credit Grade                     Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
A+.................................                    36               $    6,260,788.11                   0.40%
A-1................................                    18                    2,785,919.51                   0.18
A-2................................                 1,325                  178,592,703.71                  11.51
A-3................................                    29                    4,036,853.12                   0.26
A-4................................                   279                   42,914,139.10                   2.77
A-5................................                   180                   29,329,773.80                   1.89
A1.................................                 1,805                  298,194,100.67                  19.22
A2.................................                 1,219                  214,758,764.54                  13.85
A3.................................                   656                  102,645,916.66                   6.62
AA.................................                 2,696                  452,496,324.31                  29.17
B-1................................                   357                   35,388,818.89                   2.28
B-2................................                    56                    6,558,629.62                   0.42
B-3................................                    49                    5,979,256.85                   0.39
B-4................................                     5                      554,278.68                   0.04
B-5................................                     5                      650,287.42                   0.04
B1.................................                   571                   63,789,846.67                   4.11
B2.................................                   107                   13,777,391.84                   0.89
B3.................................                    77                    9,873,765.58                   0.64
B4.................................                   307                   43,516,827.07                   2.81
C..................................                   257                   26,874,557.14                   1.73
D..................................                   105                   11,457,826.49                   0.74
UW-GLN A...........................                     6                      695,848.34                   0.04
                                         --------------------       --------------------         ---------------------
     Total..........................               10,145              $1,551,132,618.12                 100.00%
                                         ====================       ====================         =====================

                                            Credit Scores for the Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal         Scheduled Principal
                                           Number of Initial           Balance as of the           Balance as of the
             Credit Score                    Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
        N/A........................                   22               $    1,902,658.24                   0.12%
   401 -450........................                   11                    1,153,794.65                   0.07
   451 -500........................                  491                   68,151,125.68                   4.39
   501 -550........................                1,639                  202,030,419.63                  13.02
   551 -600........................                1,265                  164,532,497.59                  10.61
   601 -650........................                2,484                  390,974,391.08                  25.21
   651 -700........................                2,862                  483,066,463.10                  31.14
   701 -750........................                1,099                  190,335,443.88                  12.27
   751 -800........................                  263                   47,298,814.08                   3.05
   801 -809........................                    9                    1,687,010.19                   0.11
                                         --------------------       --------------------         ---------------------
     Total..........................              10,145               $1,551,132,618.12                 100.00%
                                         ====================       ====================         =====================

------------------------

(1)  The weighted  average  credit score of the Group I Mortgage  Loans that had credit scores was approximately 633.

                                        Current Mortgage Rates of the Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
      Current Mortgage Rate (%)              Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
   4.001 - 5.000...................                   74               $   13,726,430.86                   0.88%
   5.001 - 6.000...................                1,033                  191,716,085.55                  12.36
   6.001 - 7.000...................                3,278                  601,530,698.56                  38.78
   7.001 - 8.000...................                2,335                  353,051,693.29                  22.76
   8.001 - 9.000...................                1,331                  172,274,281.54                  11.11
   9.001 -10.000...................                1,009                  115,621,792.70                   7.45
  10.001 -11.000...................                  662                   68,541,615.88                   4.42
  11.001 -12.000...................                  337                   28,499,984.87                   1.84
  12.001 -13.000...................                   86                    6,170,034.87                   0.40
                                         --------------------       --------------------         ---------------------
     Total..........................              10,145               $1,551,132,618.12                 100.00%
                                         ====================       ====================         =====================

------------------------

(1)  The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.384% per annum.

                                Maximum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
      Maximum Mortgage Rate (%)              Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
  10.001 -11.000...................                   55               $   10,613,578.86                   1.00%
  11.001 -12.000...................                  566                  113,570,715.93                  10.74
  12.001 -13.000...................                1,891                  367,270,222.62                  34.72
  13.001 -14.000...................                1,555                  241,037,941.69                  22.78
  14.001 -15.000...................                  981                  135,168,794.57                  12.78
  15.001 -16.000...................                  819                  100,445,995.76                   9.49
  16.001 -17.000...................                  551                   59,424,328.55                   5.62
  17.001 -18.000...................                  282                   25,533,366.68                   2.41
  18.001 -19.000...................                   64                    4,852,102.87                   0.46
                                         --------------------       --------------------         ---------------------
     Total..........................               6,764               $1,057,917,047.53                 100.00%
                                         ====================       ====================         =====================

------------------------

(1)  The weighted average Maximum Mortgage Rate of the  adjustable-rate  Group I
     Mortgage Loans as of the Cut-off Date was approximately 13.570% per annum.

                                Minimum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
      Minimum Mortgage Rate (%)              Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
   4.001 - 5.000...................                   55               $   10,613,578.86                   1.00%
   5.001 - 6.000...................                  566                  113,570,715.93                  10.74
   6.001 - 7.000...................                1,907                  371,053,171.09                  35.07
   7.001 - 8.000...................                1,555                  240,322,332.81                  22.72
   8.001 - 9.000...................                  969                  133,039,132.66                  12.58
   9.001 -10.000...................                  818                   99,919,051.54                   9.44
  10.001 -11.000...................                  549                   59,113,895.09                   5.59
  11.001 -12.000...................                  281                   25,433,066.68                   2.40
  12.001 -13.000...................                   64                    4,852,102.87                   0.46
                                         --------------------       --------------------         ---------------------
     Total..........................               6,764               $1,057,917,047.53                 100.00%
                                         ====================       ====================         =====================

------------------------

(1)  The weighted average Minimum Mortgage Rate of the  adjustable-rate  Group I
     Mortgage Loans as of the Cut-off Date was approximately 7.562% per annum.

                                    Gross Margins of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
           Gross Margin (%)                  Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
  1.001 - 1.500....................                    1               $      189,000.00                   0.02%
  4.001 - 4.500....................                  891                  168,288,623.88                  15.91
  4.501 - 5.000....................                2,941                  506,677,899.41                  47.89
  5.001 - 5.500....................                   18                    2,189,631.06                   0.21
  5.501 - 6.000....................                2,069                  283,140,694.66                  26.76
  6.001 - 6.500....................                  403                   41,531,872.80                   3.93
  6.501 - 7.000....................                  440                   55,824,494.08                   5.28
  7.501 - 8.000....................                    1                       74,831.64                   0.01
                                         --------------------       --------------------         ---------------------
     Total..........................               6,764               $1,057,917,047.53                 100.00%
                                         ====================       ====================         =====================

------------------------

(1)  The weighted average Gross Margin of the  adjustable-rate  Group I Mortgage
     Loans as of the Cut-off Date was approximately 5.244% per annum.

                                 Next Adjustment Dates for the Adjustable-Rate Group I Mortgage Loans

                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
         Next Adjustment Date                Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
November 2003......................                    3               $      431,436.06                   0.04%
December 2003......................                    7                      808,702.74                   0.08
January 2004.......................                    8                    1,817,377.79                   0.17
July 2004..........................                    1                       84,795.49                   0.01
August 2004........................                    2                      338,593.68                   0.03
September 2004.....................                    1                      218,644.51                   0.02
October 2004.......................                    3                      337,786.62                   0.03
November 2004......................                   14                    2,587,668.03                   0.24
December 2004......................                   22                    3,930,367.86                   0.37
January 2005.......................                   20                    3,296,562.14                   0.31
February 2005......................                   23                    3,626,335.13                   0.34
March 2005.........................                   27                    4,329,029.08                   0.41
April 2005.........................                  115                   18,437,878.94                   1.74
May 2005...........................                1,651                  263,053,891.74                  24.87
June 2005..........................                2,686                  418,167,551.65                  39.53
July 2005..........................                1,994                  311,427,966.26                  29.44
November 2005......................                    1                       51,191.48                   0.00
March 2006.........................                    1                      278,949.33                   0.03
April 2006.........................                    3                      407,304.17                   0.04
May 2006...........................                   47                    6,032,128.59                   0.57
June 2006..........................                   77                   10,719,668.71                   1.01
July 2006..........................                   54                    6,974,864.00                   0.66
May 2008...........................                    2                      171,390.05                   0.02
June 2008..........................                    1                       87,963.48                   0.01
July 2008..........................                    1                      299,000.00                   0.03
                                         --------------------       --------------------         ---------------------
     Total..........................               6,764               $1,057,917,047.53                 100.00%
                                         ====================       ====================         =====================

                              Initial Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
    Initial Periodic Rate Cap (%)            Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
1.000..............................                6,533               $1,023,995,566.94                  96.79%
3.000..............................                  231                   33,921,480.59                   3.21
                                         --------------------       --------------------         ---------------------
     Total..........................               6,764               $1,057,917,047.53                 100.00%
                                         ====================       ====================         =====================

------------------------

(1)  Relates solely to initial rate adjustments.

                            Subsequent Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
        Periodic Rate Cap (%)                Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
1.000..............................                6,764               $1,057,917,047.53                 100.00%
                                          --------------------       ---------------------        ---------------------
     Total..........................               6,764               $1,057,917,047.53                 100.00%
                                          ====================       =====================        =====================

------------------------

(1)  Relates to all rate adjustments subsequent to initial rate adjustments.

The Group II Mortgage Loans

     The Group II Mortgage Loans consist of  approximately  1,560 Mortgage Loans and have an  aggregate  Scheduled  Principal  Balance as of the Cut-off  Date of
approximately  $648,867,687.05.  Approximately  98.98% of the Group II  Mortgage
Loans  are  secured  by  first  liens  on the  related  Mortgaged  Property  and approximately  1.02% of the Group II Mortgage  Loans are secured by second liens on the related Mortgaged Property.

     Approximately 23.64% of the Group II Mortgage Loans are fixed-rate Mortgage
Loans,   and   approximately   76.36%  of  the  Group  II  Mortgage   Loans  are
adjustable-rate  Mortgage Loans.  The first  adjustment for the  adjustable-rate
Group II Mortgage  Loans will occur within an initial  period of six months,  in the case of  approximately  0.46% of the Group II Mortgage Loans,  two years, in the case of approximately 74.35% of the Group II Mortgage Loans, three years, in the case of  approximately  1.40% of the Group II Mortgage Loans and five years, in the  case  of  approximately  0.15%  of the  Group  II  Mortgage  Loans.  The
adjustable-rate Group II Mortgage Loans have a weighted average Initial Periodic
Rate Cap of  approximately  1.050% per annum and a weighted  average  Subsequent
Periodic Rate Cap of approximately 1.000% per annum.

     Approximately  61.63% of the Group II Mortgage Loans provide for payment by the  mortgagor  of a  prepayment  charge in  limited  circumstances  on  certain prepayments.

     Approximately  30.10% of the  Group II  Mortgage  Loans  had  loan-to-value ratios  at  origination  in  excess  of 80%.  No  Group II  Mortgage  Loan had a loan-to-value  ratio at origination in excess of 100%, and the weighted  average
loan-to-value   ratio  of  the  Group  II  Mortgage  Loans  at  origination  was approximately 79.18%.

     The weighted  average  remaining  term to maturity of the Group II Mortgage
Loans was  approximately 356 months as of the Cut-off Date. None of the Group II
Mortgage Loans had a first Due Date prior to December 1, 2002 or after August 1,
2003 or will  have a  remaining  term to  maturity  of less  than 177  months or greater than 360 months as of the Cut-off Date. The latest  maturity date of any
Group II Mortgage Loan is July 1, 2033.

     The average Principal Balance of the Group II Mortgage Loans at origination was approximately  $416,356.88.  The average Scheduled  Principal Balance of the
Group II Mortgage Loans as of the Cut-off Date was approximately $415,940.83. No
Group II Mortgage  Loans had a Principal  Balance as of the Cut-off Date greater than $1,059,000.00 or less than $11,746.48.

     The Group II Mortgage Loans that have credit scores had a weighted  average credit score of  approximately  640. The credit scores for the Group II Mortgage
Loans that have credit  scores  ranged from a minimum  credit  score of 462 to a maximum  credit  score of 814. 1 of the Group II  Mortgage  Loans did not have a credit  score,  which  represent  approximately  0.06% of the Group II  Mortgage
Loans.

     The Group II Mortgage  Loans had  Mortgage  Rates as of the Cut-off Date of
not less than  4.850%  per annum  and not more  than  14.250%  per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was  approximately
7.027% per annum as of the Cut-off Date.

     As of the Cut-off Date,  the  adjustable-rate  Group II Mortgage  Loans had
Gross Margins ranging from 1.215% to 6.750%, Minimum Mortgage Rates ranging from
4.850% per annum to 13.050% per annum and Maximum  Mortgage  Rates  ranging from
10.850%  per  annum  to  19.050%  per  annum.   As  of  the  Cut-off  Date,  the
adjustable-rate  Group II Mortgage Loans had a weighted  average Gross Margin of approximately  5.118%, a weighted average Minimum Mortgage Rate of approximately
7.088% per annum and a weighted  average Maximum  Mortgage Rate of approximately
13.090% per annum.  The first  Adjustment Date following the Cut-off Date on any adjustable-rate  Group II Mortgage  Loan  occurs on  November  1, 2003,  and the weighted  average time until the first  Adjustment Date for the  adjustable-rate
Group II Mortgage Loans following the Cut-off Date is 23 months.

     The  Group  II  Mortgage   Loans  are   expected  to  have  the   following
characteristics  as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                         Scheduled Principal Balances as of the Cut-off Date of the Group II Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
        Principal Balance ($)                Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
        0.01 -   50,000.00.........                  145                 $  4,341,268.83                   0.67%
   50,000.01 -  100,000.00.........                   34                    2,184,870.98                   0.34
  100,000.01 -  150,000.00.........                    3                      359,649.88                   0.06
  300,000.01 -  350,000.00.........                  253                   85,248,577.22                  13.14
  350,000.01 -  400,000.00.........                  357                  133,523,312.57                  20.58
  400,000.01 -  450,000.00.........                  207                   88,356,064.07                  13.62
  450,000.01 -  500,000.00.........                  184                   88,399,219.11                  13.62
  500,000.01 -  550,000.00.........                   89                   46,950,952.09                   7.24
  550,000.01 -  600,000.00.........                   91                   52,150,081.53                   8.04
  600,000.01 -  650,000.00.........                   54                   34,211,984.14                   5.27
  650,000.01 -  700,000.00.........                   42                   28,448,664.92                   4.38
  700,000.01 -  750,000.00.........                   30                   21,814,365.96                   3.36
  750,000.01 -  800,000.00.........                   21                   16,375,112.80                   2.52
  800,000.01 -  850,000.00.........                    7                    5,739,874.84                   0.88
  850,000.01 -  900,000.00.........                   14                   12,364,286.50                   1.91
  900,000.01 -  950,000.00.........                    5                    4,656,084.82                   0.72
  950,000.01 -1,000,000.00.........                   23                   22,684,316.79                   3.50
1,050,000.01-1,100,000.00                              1                    1,059,000.00                   0.16
                                          --------------------       ---------------------        ---------------------
    Total..........................                1,560                 $648,867,687.05                 100.00%
                                          ====================       =====================        =====================

------------------------

(1)  The average Scheduled Principal Balance as of the Cut-off Date of the Group
     II Mortgage Loans was approximately $415,940.83.

                                     Original Terms to Maturity of the Group II Mortgage Loans(1)

                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
        Original Term (months)               Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
180................................                   24                 $  7,274,625.30                   1.12%
240................................                  167                    6,237,543.39                   0.96
360................................                1,369                  635,355,518.36                  97.92
                                          --------------------       ---------------------        ---------------------
    Total..........................                1,560                 $648,867,687.05                 100.00%
                                          ====================       =====================        =====================

------------------------

(1)  The  weighted  average  original  term to maturity of the Group II Mortgage
     Loans was approximately 357 months.

                                     Remaining Terms to Maturity of the Group II Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
       Remaining Term (months)               Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
  177 -180.........................                   24                 $  7,274,625.30                   1.12%
  231 -240.........................                  167                    6,237,543.39                   0.96
  351 -360.........................                1,369                  635,355,518.36                  97.92
                                          --------------------       ---------------------        ---------------------
    Total..........................                1,560                 $648,867,687.05                 100.00%
                                          ====================       =====================        =====================

------------------------

(1)  The weighted  average  remaining  term to maturity of the Group II Mortgage
     Loans was approximately 356 months.

                                             Property Types of the Group II Mortgage Loans

                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
            Property Type                    Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
Single Family Unit.................                1,246                 $527,564,643.77                  81.31%
PUD(1).............................                  165                   78,927,993.12                  12.16
2-4 Units..........................                   64                   16,545,465.34                   2.55
Condominium........................                   80                   24,455,915.34                   3.77
Townhouse..........................                    2                       70,413.02                   0.01
Manufactured Housing...............                    3                    1,303,256.46                   0.20
                                          --------------------       ---------------------        ---------------------
    Total..........................                1,560                 $648,867,687.05                 100.00%
                                          ====================       =====================        =====================

------------------------

(1)  PUD refers to a home or "unit" in a Planned Unit Development.

                                          Occupancy Status of the Group II Mortgage Loans(1)
                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
           Occupancy Status                  Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
Owner Occupied.....................                1,520                 $632,418,242.30                  97.46%
Non-Owner Occupied.................                   26                    9,364,487.78                   1.44
Second Home........................                   14                    7,084,956.97                   1.09
                                          --------------------       ---------------------        ---------------------
    Total..........................                1,560                 $648,867,687.05                 100.00%
                                          ====================       =====================        =====================

------------------------

(1)  Occupancy as represented by the mortgagor at the time of origination.

                                                Purpose of the Group II Mortgage Loans
                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
               Purpose                       Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
Cash Out Refinance.................                  588                 $278,968,053.27                  42.99%
Purchase...........................                  814                  283,712,571.61                  43.72
Rate/Term Refinance................                  158                   86,187,062.17                  13.28
                                          --------------------       ---------------------        ---------------------
    Total..........................                1,560                 $648,867,687.05                 100.00%
                                          ====================       =====================        =====================

                                    Original Loan-to-Value Ratios of the Group II Mortgage Loans(1)
                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
   Original Loan-to-Value Ratio (%)          Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
  35.01 -40.00.....................                    5                 $  2,747,899.99                   0.42%
  40.01 -45.00.....................                    6                    3,381,427.13                   0.52
  45.01 -50.00.....................                    9                    5,870,404.30                   0.90
  50.01 -55.00.....................                   12                    5,456,215.42                   0.84
  55.01 -60.00.....................                   27                   13,514,271.94                   2.08
  60.01 -65.00.....................                   37                   20,380,809.24                   3.14
  65.01 -70.00.....................                   54                   34,051,049.29                   5.25
  70.01 -75.00.....................                  112                   60,315,986.36                   9.30
  75.01 -80.00.....................                  703                  307,808,682.38                  47.44
  80.01 -85.00.....................                  197                   90,057,521.30                  13.88
  85.01 -90.00.....................                  213                   93,814,850.01                  14.46
  90.01 -95.00.....................                   19                    5,279,049.78                   0.81
  95.01 -100.00....................                  166                    6,189,519.91                   0.95
                                          --------------------       ---------------------        ---------------------
     Total.........................                1,560                 $648,867,687.05                 100.00%
                                          ====================       =====================        =====================

------------------------

(1)  The weighted average original  loan-to-value ratio of the Group II Mortgage
     Loans as of the Cut-off Date was approximately 79.18%. References herein to the loan-to-value  ratios of the Mortgage Loans, in the case of second lien
     Mortgage Loans,  unless indicated  otherwise,  refer to the quotient of (x)
     the sum of the  principal  balance of the  applicable  second lien Mortgage
     Loan and the principal balance of any mortgage  indebtedness secured by any senior lien on the related mortgaged  property divided by (y) the value (as determined as described  herein,  and which may not be the actual value) of such related mortgaged property.

                    Geographic Distribution of the Mortgaged Properties relating to the Group II Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal         Scheduled Principal
                                           Number of Initial           Balance as of the           Balance as of the
               Location                      Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
Alabama............................                    9                 $  4,244,357.45                   0.65%
Arizona............................                   16                    7,892,401.88                   1.22
Arkansas...........................                    2                    1,098,603.75                   0.17
California.........................                  913                  411,855,119.24                  63.47
Colorado...........................                   69                   31,826,823.57                   4.90
Connecticut........................                   16                    8,480,505.94                   1.31
Delaware...........................                    1                      563,644.01                   0.09
Florida............................                   26                   12,699,005.34                   1.96
Georgia............................                    9                    4,998,979.35                   0.77
Hawaii.............................                    1                      679,500.36                   0.10
Idaho..............................                    2                    1,189,506.17                   0.18
Illinois...........................                  206                   22,111,513.08                   3.41
Indiana............................                    4                    2,025,851.67                   0.31
Iowa...............................                    1                      494,644.24                   0.08
Louisiana..........................                    4                    1,057,423.78                   0.16
Maine..............................                    1                      399,560.46                   0.06
Maryland...........................                   13                    6,301,117.08                   0.97
Massachusetts......................                    8                    4,207,190.61                   0.65
Michigan...........................                   13                    5,304,987.70                   0.82
Minnesota..........................                    7                    2,962,686.76                   0.46
Missouri...........................                    3                    1,651,911.31                   0.25
Montana............................                    5                    2,970,537.17                   0.46
Nebraska...........................                    1                      355,574.49                   0.05
Nevada.............................                   13                    6,370,967.21                   0.98
New Jersey.........................                   13                    6,206,869.15                   0.96
New Mexico.........................                    2                      881,088.12                   0.14
New York...........................                   34                   17,333,943.12                   2.67
North Carolina.....................                    5                    2,551,469.72                   0.39
Ohio...............................                    5                    2,246,503.88                   0.35
Oklahoma...........................                    4                    1,545,611.00                   0.24
Oregon.............................                   14                    7,097,826.90                   1.09
Rhode Island.......................                    2                      752,415.19                   0.12
South Carolina.....................                    2                      935,501.73                   0.14
Tennessee..........................                    2                    1,320,818.68                   0.20
Texas..............................                   52                   27,399,729.01                   4.22
Utah...............................                   15                    7,474,303.79                   1.15
Virginia...........................                   17                    7,941,831.29                   1.22
Washington.........................                   47                   22,050,267.07                   3.40
West Virginia......................                    2                      397,899.31                   0.06
Wyoming............................                    1                      989,196.47                   0.15
                                          --------------------       ---------------------        ---------------------
    Total..........................                1,560                 $648,867,687.05                 100.00%
                                          ====================       =====================        =====================

------------------------

(1)  The greatest  ZIP code  geographic  concentration  of the Group II Mortgage
     Loans was approximately 1.27% in the 94015 ZIP Code.

                                          Documentation Level of the Group II Mortgage Loans

                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
         Documentation Level                 Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
Full Documentation.................                  751                 $332,097,130.01                  51.18%
Stated Income Documentation........                  788                  307,652,434.36                  47.41
Limited Documentation..............                   21                    9,118,122.68                   1.41
                                          --------------------       ---------------------        ---------------------
    Total..........................                1,560                 $648,867,687.05                 100.00%
                                          ====================       =====================        =====================

                                             Credit Grade for the Group II Mortgage Loans

                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
             Credit Grade                    Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
A+.................................                    2                 $  1,316,005.94                   0.20%
A-1................................                    6                    1,875,652.17                   0.29
A-2................................                  172                   86,774,063.31                  13.37
A-3................................                    7                    4,126,939.50                   0.64
A-4................................                   50                   25,489,059.99                   3.93
A-5................................                   35                   18,272,435.04                   2.82
A1.................................                  379                  131,214,982.98                  20.22
A2.................................                  282                  101,228,668.11                  15.60
A3.................................                  138                   55,502,027.64                   8.55
AA.................................                  380                  174,775,616.13                  26.94
B-1................................                    6                    2,144,574.87                   0.33
B-2................................                    2                      940,761.00                   0.14
B-3................................                    1                       54,379.61                   0.01
B-4................................                    1                      591,445.36                   0.09
B1.................................                   26                    9,794,219.49                   1.51
B2.................................                    6                    3,008,408.84                   0.46
B3.................................                    7                    4,039,950.44                   0.62
B4.................................                   44                   22,669,231.19                   3.49
C..................................                   13                    3,902,623.39                   0.60
D..................................                    3                    1,146,642.05                   0.18
                                          --------------------       ---------------------        ---------------------
    Total..........................                1,560                 $648,867,687.05                 100.00%
                                          ====================       =====================        =====================

                                           Credit Scores for the Group II Mortgage Loans(1)

                                                                                                      % of Aggregate
                                                                       Scheduled Principal          Scheduled Principal
                                            Number of Initial           Balance as of the            Balance as of the
             Credit Score                     Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
        N/A........................                     1                 $    412,024.34                   0.06%
   451 -500........................                    29                   11,567,139.31                   1.78
   501 -550........................                   133                   64,422,488.98                   9.93
   551 -600........................                   182                   95,074,431.05                  14.65
   601 -650........................                   436                  174,330,148.20                  26.87
   651 -700........................                   511                  197,161,533.37                  30.39
   701 -750........................                   189                   70,930,580.84                  10.93
   751 -800........................                    74                   32,753,145.98                   5.05
   801 -814........................                     5                    2,216,194.98                   0.34
                                          --------------------       ---------------------        ---------------------
     Total.........................                 1,560                 $648,867,687.05                 100.00%
                                          ====================       =====================        =====================

------------------------

(1)  The weighted  average  credit score of the Group II Mortgage Loans that had credit scores was approximately 640.

                                       Current Mortgage Rates of the Group II Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
      Current Mortgage Rate (%)              Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
   4.001 - 5.000...................                    3                 $  1,377,727.60                   0.21%
   5.001 - 6.000...................                  212                  101,099,106.97                  15.58
   6.001 - 7.000...................                  679                  305,380,241.44                  47.06
   7.001 - 8.000...................                  294                  141,545,510.56                  21.81
   8.001 - 9.000...................                  126                   63,086,666.18                   9.72
   9.001 -10.000...................                   77                   24,261,655.86                   3.74
  10.001 -11.000...................                   92                    8,094,217.11                   1.25
  11.001 -12.000...................                   70                    3,738,044.67                   0.58
  13.001 -14.000...................                    6                      218,540.41                   0.03
  14.001 -15.000...................                    1                       65,976.25                   0.01
                                          --------------------       ---------------------        ---------------------
    Total..........................                1,560                 $648,867,687.05                 100.00%
                                          ====================       =====================        =====================

------------------------

(1)  The weighted  average current  Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.027% per annum.

                               Maximum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
      Maximum Mortgage Rate (%)              Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
  10.001 -11.000...................                    3                 $  1,377,727.60                   0.28%
  11.001 -12.000...................                  150                   70,180,957.39                  14.16
  12.001 -13.000...................                  496                  220,403,767.20                  44.48
  13.001 -14.000...................                  238                  117,760,844.10                  23.77
  14.001 -15.000...................                  114                   56,651,344.74                  11.43
  15.001 -16.000...................                   48                   22,658,156.43                   4.57
  16.001 -17.000...................                   12                    5,165,877.80                   1.04
  17.001 -18.000...................                    3                    1,269,196.17                   0.26
  19.001 -20.000...................                    1                       34,366.04                   0.01
                                          --------------------       ---------------------        ---------------------
    Total..........................                1,065                 $495,502,237.47                 100.00%
                                          ====================       =====================        =====================

------------------------

(1)  The weighted average Maximum Mortgage Rate of the adjustable-rate  Group II
     Mortgage Loans as of the Cut-off Date was approximately 13.090% per annum.

                               Minimum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
      Minimum Mortgage Rate (%)              Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
   4.001 - 5.000...................                    3                 $  1,377,727.60                   0.28%
   5.001 - 6.000...................                  150                   70,180,957.39                  14.16
   6.001 - 7.000...................                  497                  220,753,453.86                  44.55
   7.001 - 8.000...................                  237                  117,411,157.44                  23.70
   8.001 - 9.000...................                  116                   57,599,530.95                  11.62
   9.001 -10.000...................                   46                   21,709,970.22                   4.38
  10.001 -11.000...................                   12                    5,165,877.80                   1.04
  11.001 -12.000...................                    3                    1,269,196.17                   0.26
  13.001 -14.000...................                    1                       34,366.04                   0.01
                                          --------------------       ---------------------        ---------------------
    Total..........................                1,065                 $495,502,237.47                 100.00%
                                          ====================       =====================        =====================

------------------------

(1)  The weighted average Minimum Mortgage Rate of the adjustable-rate  Group II
     Mortgage Loans as of the Cut-off Date was approximately 7.088% per annum.

                                    Gross Margins of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
           Gross Margin (%)                  Mortgage Loans              Cut-off Date                 Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
   1.001 -1.500....................                    1                 $    650,000.00                   0.13%
   4.001 -4.500....................                  186                   85,255,867.40                  17.21
   4.501 -5.000....................                  594                  267,126,390.65                  53.91
   5.001 -5.500....................                    2                      831,056.64                   0.17
   5.501 -6.000....................                  247                  126,891,443.49                  25.61
   6.001 -6.500....................                    9                    3,761,448.96                   0.76
   6.501 -7.000....................                   26                   10,986,030.33                   2.22
                                          --------------------       ---------------------        ---------------------
    Total..........................                1,065                 $495,502,237.47                 100.00%
                                          ====================       =====================        =====================

------------------------

(1)  The weighted average Gross Margin of the adjustable-rate  Group II Mortgage
     Loans as of the Cut-off Date was approximately 5.118% per annum.

                                    Next Adjustment for the Adjustable-Rate Group II Mortgage Loans

                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
         Next Adjustment Date                Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
November 2003......................                    1                 $    444,640.50                   0.09%
December 2003......................                    3                    1,144,540.90                   0.23
January 2004.......................                    2                    1,390,500.00                   0.28
November 2004......................                    2                      924,404.93                   0.19
December 2004......................                    1                      464,175.43                   0.09
January 2005.......................                    2                      720,589.55                   0.15
February 2005......................                    5                    2,698,547.80                   0.54
March 2005.........................                    3                    1,532,141.61                   0.31
April 2005.........................                    9                    3,855,657.03                   0.78
May 2005...........................                  292                  132,850,446.74                  26.81
June 2005..........................                  425                  196,403,131.41                  39.64
July 2005..........................                  301                  142,976,834.10                  28.85
March 2006.........................                    1                      498,055.51                   0.10
May 2006...........................                    9                    5,192,782.65                   1.05
June 2006..........................                    4                    1,918,545.67                   0.39
July 2006..........................                    3                    1,503,000.00                   0.30
June 2008..........................                    2                      984,243.64                   0.20
                                          --------------------       ---------------------        ---------------------
    Total..........................                1,065                 $495,502,237.47                 100.00%
                                          ====================       =====================        =====================

                             Initial Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
    Initial Periodic Rate Cap (%)            Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
1.000..............................                1,042                 $483,731,340.80                  97.62%
3.000..............................                   23                   11,770,896.67                   2.38
                                          --------------------       ---------------------        ---------------------
   Total...........................                1,065                 $495,502,237.47                 100.00%
                                          ====================       =====================        =====================

------------------------

(1)  Relates solely to initial rate adjustments.

                            Subsequent Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                                                      % of Aggregate
                                                                      Scheduled Principal          Scheduled Principal
                                           Number of Initial           Balance as of the            Balance as of the
        Periodic Rate Cap (%)                Mortgage Loans              Cut-off Date                  Cut-off Date
------------------------------------      --------------------       ---------------------        ---------------------
1.000..............................                1,065                 $495,502,237.47                 100.00%
                                          --------------------       ---------------------        ---------------------
   Total...........................                1,065                 $495,502,237.47                 100.00%
                                          ====================       =====================        =====================

------------------------

(1)  Relates to all rate adjustments subsequent to initial rate adjustments.